UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): May 20, 2021

XEROX HOLDINGS CORPORATION

(Exact name of registrant as specified in its charter)

New York	001-39013	83-3933743
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

201 Merritt 7

Norwalk, Connecticut

06851

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (203) 849-5216

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Xerox Holdings Corporation Common Stock, $1 par value	XRX	New York Stock Exchange

Securities registered pursuant to Section 12(g) of the Act:

None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

At the Annual Meeting of Shareholders held on May 20, 2021, Registrant’s shareholders voted to approve Registrant’s amended and restated Equity Compensation Plan for Non-Employee Directors (the “Plan”). The Plan was amended and restated primarily to increase, by 500,000 shares, the number of shares of Registrant’s common stock reserved for issuance under the Plan and to include a limitation on the annual total non-employee director compensation of $750,000, covering both annual cash retainers and annual equity retainers. A copy of the Plan is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference. The foregoing does not purport to be a complete description of the terms of the Plan, and is qualified in its entirety by reference to the Plan.

Item 5.07 Submission of Matters to a Vote of Security Holders.

(a)	On May 20, 2021, Registrant held its Annual Meeting of Shareholders.

(b)	Shareholders voted on the matters set forth below as follows:

1.    Election of directors. All nominees for director were elected.

Name	For	Against	Abstain	Non Votes
Keith Cozza	148,437,572	1,679,663	232,428	14,912,841
Joseph J. Echevarria	142,317,866	7,801,478	230,319	14,912,841
Cheryl G. Krongard	125,677,750	24,448,940	222,972	14,912,841
Scott Letier	131,325,835	18,785,767	238,061	14,912,841
Nichelle Maynard-Elliott	149,301,743	819,565	228,018	14,912,841
Steven D. Miller	148,748,709	1,337,472	263,482	14,912,841
James L. Nelson	138,056,702	12,051,679	241,282	14,912,841
Margarita Paláu-Hernández	141,903,159	8,206,920	239,584	14,912,841
Giovanni (“John”) Visentin	149,318,273	784,899	246,491	14,912,841

2.    Ratification of selection of PricewaterhouseCoopers LLP as Registrant’s independent registered public accounting firm for 2021. The selection of PricewaterhouseCoopers LLP was ratified.

For	Against	Abstain	Non Votes
161,642,115	3,382,387	237,610	0

3.    Approval, on an advisory basis, of the 2020 compensation of Registrant’s Named Executive Officers, as disclosed in Registrant’s 2021 Proxy Statement. The 2020 compensation of Registrant’s Named Executive Officers, as disclosed in Registrant’s 2021 Proxy Statement, was not approved on an advisory basis.

For	Against	Abstain	Non Votes
45,665,167	103,841,116	843,380	14,912,841

4.    Proposal to approve the Company’s amended and restated Equity Compensation Plan for Non-Employee Directors. The proposal to approve the Company’s amended and restated Equity Compensation Plan for Non-Employee Directors was approved.

For	Against	Abstain	Non Votes
146,041,880	3,892,075	415,683	14,912,841

5.    Shareholder Proposal for shareholder action by written consent, if properly presented to the meeting. The proposal to approve shareholder action by written consent was approved.

For	Against	Abstain	Non Votes
95,104,033	24,961,039	30,284,292	14,912,841

6.    Election of Aris Kekedjian as a Director. The proposal to elect Aris Kekedjian as a Director was approved.

For	Against	Abstain	Non Votes
142,604,480	6,138,481	318,159	16,103,594

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description of Exhibit

10.1	Registrant’s Amended and Restated Equity Compensation Plan for Non-Employee Directors (2021 Restatement).

104	Cover Page Interactive File (the cover page tags are embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, Registrant has duly authorized this Report to be signed on its behalf by the undersigned duly authorized.

XEROX HOLDINGS CORPORATION

	By:	/s/ Douglas H. Marshall
Douglas H. Marshall
Date: May 25, 2021		Secretary

5